UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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SCHEDULE 14A INFORMATION

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CELLECTAR BIOSCIENCES, INC.

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 Your Vote Counts! CELLECTAR BIOSCIENCES, INC. 2023 Annual Meeting Vote by June 13, 2023 11:59 PM ET CELLECTAR BIOSCIENCES, INC. 100 CAMPUS DRIVE FLORHAM PARK, NJ 07932 V14915-P90845 You invested in CELLECTAR BIOSCIENCES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 14, 2023. Get informed before you vote View the Notice, Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 31, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually during the Point your camera here and Meeting* June 14, 2023 vote without entering a control number 10:00 AM, EDT Virtually at: www.virtualshareholdermeeting.com/CLRB2023 *Please check the meeting materials for any special requirements for meeting attendance

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Class III Directors Nominees: For 01) Stefan D. Loren, Ph.D. 02) Douglas J. Swirsky 2. To approve an increase in the number of shares of common stock available for issuance under the 2021 Stock Incentive For Plan by 1,100,000 shares. 3. To ratify the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for For the fiscal year ending December 31, 2023. 4. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V14916-P90845